UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  September 1, 2004

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

0-20584

(Commission File Number)

22 Cherry Hill Drive
Danvers, MA  01923

(Address of Principal Executive Offices, including Zip Code)

(978) 777-5410

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01                              Other Events

On September 1, 2004, ABIOMED, Inc. submitted, pending acceptance for filing, to the United States Food and Drug Administration for market approval of the AbioCor Implantable Replacement Heart under a Humanitarian Device Exemption (HDE).  Approval under an HDE would make the AbioCor commercially available to treat annually a defined subset of not more than 4,000 irreversible end-stage heart failure patients.

The full text of the Company’s press release reporting this filing is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01                              Financial Statements and Exhibits

(c) Exhibits

99.1	Press release dated September 8, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Charles B. Haaser
Charles B. Haaser
Controller
Principal Accounting Officer
Principal Financial Officer

Date:  September 8, 2004

Exhibit Index

Exhibit Number	Description

99.1	Press release dated September 8, 2004